UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 24, 2011
Date of Report (Date of earliest event reported)
Medicis Pharmaceutical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	001-14471 (Commission File Number)	52-1574808 (IRS Employer Identification Number)
7720 North Dobson Road
Scottsdale, Arizona 85256
(Address of principal executive offices) (Zip Code)
(602) 808-8800
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On February 24, 2011, Medicis Pharmaceutical Corporation (the “Company”) entered into a Settlement Agreement (“Settlement Agreement”) with Barr Laboratories, Inc. (“Barr”), a subsidiary of Teva Pharmaceuticals USA, Inc., on behalf of itself and certain of its affiliates, including Teva Pharmaceuticals USA, Inc. (collectively, “Teva”). Under the terms of the Settlement Agreement, the Company agreed to grant to Teva a future license to make and sell its generic versions of SOLODYN® (minocycline HCl, USP) Extended Release Tablets in 65mg and 115mg strengths under the SOLODYN intellectual property rights belonging to the Company, with the license grant effective in February 2018, or earlier under certain conditions. The Company also agreed to grant to Teva a future license to make and sell generic versions of SOLODYN in 55mg, 80mg and 105mg strengths under the Company’s SOLODYN intellectual property rights, with the license grant effective in February 2019, or earlier under certain conditions. The Settlement Agreement provides that Teva will be required to pay the Company royalties based on sales of Teva’s generic SOLODYN products pursuant to the foregoing licenses.
     Pursuant to the Settlement Agreement, the companies agreed to terminate all legal disputes between them relating to SOLODYN. In addition, Teva confirmed that the Company’s patents relating to SOLODYN are valid and enforceable, and cover Teva’s activities relating to Teva’s generic SOLODYN products under Abbreviated New Drug Application No. 65-485 and any amendments and supplements thereto. Teva also agreed to be permanently enjoined from any distribution of generic SOLODYN products in the U.S. except as described above.
Item 2.02 Results of Operations and Financial Condition.
     On February 25, 2011, the Company issued a press release announcing its financial results for the quarter and year ended December 31, 2010. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.
     The information in this Item 2.02, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.
Item 9.01 Exhibits.
     (d) Exhibits

99.1	Press Release dated February 25, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2011	By:	/s/ Richard D. Peterson
Richard D. Peterson
Executive Vice President, Chief Financial Officer and Treasurer